MANNING & NAPIER FUND, INC.

Supplement dated January 29, 2014 to the Prospectus dated May 1, 2013 as supplemented August 1, 2013, September 10, 2013, October 31, 2013, and December 18, 2013 for the Life Sciences Series

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

As previously announced, the Board of Directors of the Manning & Napier Fund, Inc. (the “Fund”) voted to terminate the offering of shares of the Life Sciences Series (the “Series”) and instructed the officers of the Fund to take all steps necessary to completely liquidate the Series. Accordingly, the Series is now closed to new investors and to additional investments from existing shareholders.

It was previously anticipated that the date on which the Series would redeem all of its outstanding shares and distribute the proceeds to the Series’ shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses) (the “Liquidation Date”) would be on or about January 24, 2014, but the Liquidation Date has been re-scheduled for on or about May 31, 2014, to better allow for an orderly liquidation of the Series.

Effective January 23, 2014 through the Liquidation Date, the Series’ investment advisor (the “Advisor”) will waive its management fees, and effective January 27, 2014 through the Liquidation Date, the Advisor will reimburse expenses to the extent necessary so that the Series’ total direct annual fund operating expenses do not exceed 0.10% of the Series’ average daily net assets.

As a result of the decrease in the Series’ assets and the increase in the Series’ cash positions since the announcement of the liquidation, the Series is no longer able to invest its assets in accordance with its stated investment policies. Accordingly, the Series may no longer be able to achieve its investment objective.

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption, will constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXLSX Supp 01/2014